Third Quarter 2012 Investor Presentation EXHIBIT 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk
Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.
Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in interest rates, which may affect our net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities; changes in the quality or composition of our loan or securities portfolios; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our use of derivatives to mitigate our exposure to interest rate risk; changes in competitive pressures among financial institutions or from non-financial institutions; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; changes in our customer base or in the financial or operating performances of our customers’ businesses; any interruption in customer service due to circumstances beyond our control; our ability to retain key members of management; potential exposure to unknown or contingent liabilities of companies we have acquired or may acquire in the future; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the impact of the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, financial accounting and reporting, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the
Board of Governors of the Federal Reserve System; changes in accounting principles, policies, practices, or guidelines; additional FDIC special assessments or required assessment prepayments; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in regulatory expectations relating to predictive models we use in connection with stress testing and other forecasting or in the assumptions on which such modeling and forecasting are predicated; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel of any banks we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in our credit ratings or in our ability to access the capital markets; war or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting our operations pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2011, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended March 31, and June 30, 2012, on file with the U.S. Securities and Exchange
Commission (the “SEC”).
It should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash or our debt or equity securities may occur.
In addition, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
New York Community Bancorp ranks among the top 25
bank holding companies in the United States.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 11/1/12.
(a) SNL Financial
(b) Bloomberg
Assets
Deposits
Multi-Family Loans
Market Capitalization
Total Return on Investment
With assets of $44.1 billion at 9/30/12, we are currently the
20th largest bank holding company in the nation.
(a)
With deposits of $24.5 billion at 9/30/12 and 274 branches in
Metro New York, New Jersey, Ohio, Florida, and Arizona, we
currently rank 20th among the nation’s largest depositories.
(a)
With a portfolio of $18.5 billion at the end of September, we are a leading producer of multi-family loans in New York City.
(a)
With a market cap of $6.2 billion at 9/30/12, we rank 17th
among the nation’s publicly traded banks and thrifts.
(a)
From 11/23/93 through 9/30/12, we provided our investors with a total return on investment of 3,259%.
(b)

New York Community Bancorp, Inc. Page 4
Largely reflecting our growth-through-acquisition
strategy, we currently have 274 locations in five states.
Metro New York
121 Community Bank Branches
34 Commercial Bank Branches
Ohio
28 Community Bank Branches
New Jersey
51 Community Bank Branches
Florida
26 Community Bank Branches
Arizona
14 Community Bank Branches

3rd Quarter 2012 Performance Highlights

New York Community Bancorp, Inc. Page 6
We generated solid earnings in 3Q 2012.
(dollars in thousands, except per share data)
Performance Highlights
GAAP Earnings Cash Earnings
(a)
3Q 2011 3Q 2012 3Q 2011 3Q 2012
Strong Profitability Measures:
Earnings $119,750 $128,798 $130,244 $139,168
EPS $0.27 $0.29 $0.30 $0.32
Return on average tangible assets
(b)
1.27% 1.29% 1.34% 1.37%
Return on average tangible stockholders’ equity
(b)
16.43% 17.10% 17.34% 18.06%
A Solid Margin:
Net interest margin 3.33% 3.17% 3.33% 3.17%
Continued Efficiency:
Efficiency ratio
(c)
41.50% 40.50% 40.33% 39.10%
(a) Cash earnings is a non-GAAP financial measure. Please see page 37 for a reconciliation of our GAAP and cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 38 for additional information.
(c) Please see page 39 for a reconciliation of our GAAP and cash efficiency ratios.

New York Community Bancorp, Inc. Page 7
Our 9/30/12 balance sheet reflects continued
strength.
Performance Highlights: 12/31/11 9/30/12
Loans, net / total assets 71.7% 70.9%
Securities / total assets 10.8 11.7
Deposits / total assets 53.0 55.6
Core deposits / total deposits 66.9 62.9
Wholesale borrowings / total assets 32.0 29.9

New York Community Bancorp, Inc. Page 8
Our asset quality measures continue to compare
favorably with those of our industry as a whole.
At or for the Three Months Ended
12/31/11 9/30/12
Asset Quality: NYB
SNL U.S.
Bank and
Thrift Index NYB
SNL U.S.
Bank and
Thrift Index
Non-performing loans
(a)(b)
/ total loans
(a)
1.28% 2.60% 0.92% 1.81%
Non-performing assets
(c)
/ total assets
(c)
1.07 1.30 0.71 1.35
Net charge-offs / average loans
(d)
0.07 0.39 0.03 0.33
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
(d) Non-annualized

New York Community Bancorp, Inc. Page 9
(dollars in billions)
12/31/11 9/30/12
Tangible stockholders’ equity / tangible assets excluding
accumulated other comprehensive loss, net of tax
(a)
7.95% 7.74%
Tangible stockholders’ equity / tangible assets
(a)
7.78% 7.62%
Tangible stockholders’ equity
(a)
$3.1 $3.2
We continue to maintain a strong capital position.
12/31/11 9/30/12
Community Bank Commercial Bank Community Bank Commercial Bank
Leverage capital ratio 8.46% 13.01% 8.29% 13.61%
Tier 1 capital ratio 12.78
17.01
12.69
16.85
Total capital ratio 13.42
17.69
13.42
17.45
(a)
Tangible stockholders’ equity and tangible assets are non-GAAP financial measures. Please see page 40 for additional information.

A Successful Business Model

New York Community Bancorp, Inc. Page 11
Multi-family loans represented $18.5 billion, or 68.9%, of total loans held for investment at 9/30/12.
Strong Credit Standards/
Superior Asset Quality
Net charge-offs represented 0.12% of average loans in the first nine months of 2012, reflecting a year-over-year improvement of
15 basis points.
(a)
Residential Mortgage
Banking
Since acquiring our residential mortgage banking operation in
December 2009, we have aggregated $26.1 billion of 1-4 family loans for sale and generated mortgage banking income of
$422.8 million.
Efficient
Operation
Our efficiency ratio has consistently ranked in the top 1% of all banks and thrifts and was 40.50% in the third quarter of 2012.
Growth through
Acquisitions
We completed ten acquisitions from 2000 to 2010, and assumed
$2.2 billion of deposits from Aurora Bank FSB on June 28, 2012.
Our business model has consistently focused on
building value.
Multi-Family Lending
(a)      Non-annualized.

Multi-Family Loan Production

New York Community Bancorp, Inc. Page 13
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
60.9% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has
contributed to our record of asset quality.
Multi-family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.
(a)
Source:  New York City Rent Guidelines Board 2012 Housing Supply Report

New York Community Bancorp, Inc. Page 14
(in millions)
•
% of loans held for investment = 68.9%
•
Average principal balance = $4.4 million
•
Expected weighted average life = 2.8 years
•
3Q 2012 originations = $1.6 billion
•
% of our multi-family loans located in Metro
New York = 93.6%
We are the leading producer of multi-family loans
for portfolio in New York City.
Multi-Family Loan Portfolio
$18,475
$17,433
$16,802
$16,736
$15,726
12/31/08 12/31/09 12/31/10 12/31/11 9/30/12
Portfolio Statistics at 9/30/12:

New York Community Bancorp, Inc. Page 15
Our multi-family and commercial real estate loans
feature the same structure.
• Option 1 – Annually adjustable rate at a spread
above prime; or
• Option 2 – Fixed rate at a spread above the
fixed advance rate of the FHLB-NY plus 1 point
of the then-outstanding loan balance;
• Both – floor equal to the fixed rate in years 1-5
• Years 1-5:  Fixed rate tied to the FHLB-NY 5-year fixed
advance rate plus a spread
• Years 6-10:
Terms:
• Range from 5 points to 1 point in years 1-5, and again in
years 6-10 when Option 2 (fixed rate) is taken
• Recorded as interest income
Prepayment Penalties:
Page 15 New York Community Bancorp, Inc.

Our CRE loans are typically collateralized by office buildings, retail centers, mixed-use buildings, and multi-tenanted light industrial properties.
(in millions)
Commercial Real Estate
Loan Portfolio
$4,551
$4,987
$5,438
$6,856
$7,193
12/31/08 12/31/09 12/31/10 12/31/11 9/30/12
Portfolio Statistics at 9/30/12:
•
% of loans held for investment = 26.8%
•
Average principal balance = $4.4 million
•
Expected weighted average life = 3.3 years
•
3Q 2012 originations = $292.2 million
•
% of our CRE loans located in Metro New
York = 94.6%
New York Community Bancorp, Inc. Page 16

Asset Quality

The quality of our assets has improved dramatically
since 12/31/10.
Non-Performing Assets
(c)
/ Total Assets
(c)
Non-Performing Loans
(a) (b)
/ Total Loans
(a)
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
2.63%
2.57%
2.05%
1.66%
1.28%
1.15%
0.95%
0.92%
1.77%
1.76%
1.53%
1.37%
1.07%
0.93%
0.75%
0.71%
12/31/10 3/31/11 6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
New York Community Bancorp, Inc. Page 18
Y-O-Y IMPROVEMENT
at 9/30/12
NPLs / Total Loans: 74 bp
NPAs / Total Assets: 66 bp

We have been distinguished by our low level of net charge-offs in downward credit cycles, and by 52 consecutive quarters with no losses on assets generated by the Company. (a)
NYB SNL U.S. Bank and Thrift Index
(a) 1Q 1995 – 4Q 2007
Net Charge-Offs / Average Loans
0.54%
1.28%
1.50%
1.17%
0.91%
1.63%
2.84%
2.89%
1.77%
0.98%
0.00% 0.00%
0.04%
0.07%
0.06%
0.03%
0.13%
0.21%
0.35%
0.12%
1989 1990 1991 1992 1993
2008 2009 2010 2011 9 Mos. 2012
New York Community Bancorp, Inc. Page 19
5-Year Total
NYB:  17 bp
SNL U.S. Bank and Thrift Index:  540 bp
4.75-Year Total
NYB:  84 bp
SNL U.S. Bank and Thrift Index:  1,011 bp
Last Credit Cycle Current Credit Cycle

2.91%
1.46%
4.00%
2.48%
4.05%
2.10%
3.41%
2.83%
2.35%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
2.71%
0.51%
4.17%
2.47%
3.56%
2.63%
2.60%
1.28%
1.81%
0.92%
12/31/08
12/31/09
12/31/10
12/31/11
9/30/12

New York Community Bancorp, Inc. Page 20
The quality of our loan portfolio continues to exceed
that of our industry.
NYB SNL U.S. Bank and Thrift Index
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
Non-Performing Loans
(a)(b)
/ Total Loans
(a)
Last Credit Cycle Current Credit Cycle

New York Community Bancorp, Inc. Page 21
Historically and currently, few of our non-performing
loans have resulted in charge-offs.
At or for the 12 Months Ended December 31,
At or for the
9 Months Ended
Last Credit Cycle
(a)
Current Credit Cycle
(a)
1989 1990 1991 1992 1993 2008 2009 2010 2011 9/30/2012
NPLs (b)(c) / Total Loans (b) 1.46% 2.48% 2.10% 2.83% 1.51% 0.51% 2.47% 2.63% 1.28% 0.92%
NCOs / Average Loans 0.00% 0.00% 0.04% 0.07% 0.06% 0.03% 0.13% 0.21% 0.35% 0.12% (d)
Difference 146 bp 248 bp 206 bp 276 bp 145 bp 48 bp 234 bp 142 bp 93 bp 80 bp
(a) Prior to 2009, the Company had no covered loans.
(b) Non-performing loans and total loans exclude covered loans.
(c) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(d) Non-annualized.

New York Community Bancorp, Inc. Page 22
CONSERVATIVE UNDERWRITING
• Conservative loan-to-value ratios
• Conservative debt coverage ratios: 120%,
except for commercial real estate (“CRE”)
loans: 130%
• Multi-family and CRE loans are based on the
lower of economic or market value.
ACTIVE BOARD INVOLVEMENT
• All loans originated for portfolio are approved by
the Mortgage or Credit Committee (a majority of
the Board of Directors).
• A member of the Mortgage or Credit Committee
participates in inspections on multi-family loans
in excess of $4.0 million, and CRE and
acquisition, development, and construction
(“ADC”) loans in excess of $2.5 million.
MULTIPLE APPRAISALS
• All properties are appraised by independent
appraisers.
• All independent appraisals are reviewed by in-
house appraisal officers.
The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.
RISK-AVERSE MIX OF
LOANS HELD FOR INVESTMENT
• Multi-family:  68.9%
• CRE:  26.8%
• ADC:  1.4%
• One-to-Four Family:  0.5%
• Commercial and Industrial:  2.2%

(in millions)
1-4 Family
$3,366.4
Other
Loans
$386.6
OREO
$71.4
1-4 Family
$3,874.6
OREO
$62.4
Other
Loans
$423.3
Total covered assets:  $4.7 billion
1-4 Family
$4,347.2
Other
Loans
$309.7
% of total assets:  11.1%
Total covered assets:  $4.4 billion
% of total assets:  10.4%
Total covered assets:  $3.8 billion
% of total assets:  9.1%
1-4 Family
$3,069.8
Other
Loans
$330.8
OREO
$50.4
Total covered assets:  $3.4 billion
% of total assets:  7.7%
Covered Assets
12/31/10 12/31/11 9/30/12
New York Community Bancorp, Inc. Page 23
The loans and OREO acquired in our FDIC-assisted transactions are covered by loss sharing agreements, thus mitigating credit risk.
12/31/09

Residential Mortgage Banking

Our residential mortgage banking operation is a leading
aggregator of agency-conforming one-to-four family loans.
History
• Acquired through our AmTrust Bank transaction in December 2009
• Established as a subsidiary of New York Community Bank in April 2010
Productivity
• We rank among the top 15 aggregators of one-to-four family loans for sale in the U.S.
• Since January 2010, we have aggregated 89,379 one-to-four family loans for sale totaling $25.8 billion.
Credit Quality
• As of September 30, 2012, 99.83% of all funded loans were current.
Limited
Repurchase Risk
• The Company’s loan repurchase exposure is comparatively low, as we benefit from the industry’s more stringent credit and documentation standards, which have been in effect since we entered the residential mortgage banking business in January 2010.
Benefits
• We generated mortgage banking income of $183.9 million, $80.7 million, and $146.1 million, respectively, in 2010, 2011, and YTD 2012.
• Our proprietary mortgage banking platform gives us the capacity to expand our revenues, market share, and product line.
• Mortgage banking income has supported the stability of our ROTA, even as market interest rates have declined.
New York Community Bancorp, Inc. Page 25

1.34%
1.29%
1.27%
1.23%
1.24%
1.36%
1.29%
$32.0
$31.5
$19.6
$25.9
$12.1
$28.9
$17.5
$58.3
$52.6
$19.9
$11.8
$24.3
$24.7
$35.2
$39.5
$37.7
$36.4
$53.6
$52.7
$90.3
$84.1
3.44%
3.19%
2.40%
2.03%
2.02%
1.83%
1.64%

New York Community Bancorp, Inc. Page 26
In a declining interest rate environment, mortgage banking
income and prepayment penalty income have contributed to the stability of our ROTA.
Prepayment Penalty Income
Mortgage Banking Income
Average 10-Year Treasury Rate
Return on Average Tangible Assets (a)
(dollars in millions)
Total:
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
(a) ROTA is a non-GAAP financial measure.  Please see page 41 for additional information.
3Q 2012

New York Community Bancorp, Inc. Page 27
Our mortgage banking operation generated 60.4% of non-interest income and 13.1% of total revenues in the first nine months of  2012.
(in millions)
Funded 1-4 Family
Loan Production
$1,482.7
$1,139.2
$1,786.4
$2,724.4
$2,427.0
$2,607.2
$2,877.1
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
•
1-4 family loans funded in 3Q 2012 = $2.9 billion
•
% sold to GSEs = 98%
•
Average FICO = 770
•
Average loan-to-value ratio = 70.0%
•
3Q 2012 mortgage banking income from originations = $66.5
million
•
Loans can be originated/purchased in all 50 states.
•
Loan production is driven by our proprietary real time, web-
accessible mortgage banking technology platform.
•
Our proprietary business process securely controls the
lending process, while mitigating business and regulatory
risks.
•
As a result, our clients cost-effectively compete with the
nation’s largest mortgage lenders.
•
900+ approved clients include community banks, credit
unions, mortgage companies, and mortgage brokers.
•
The vast majority of loans funded are agency-eligible 1-4
family loans.
•
100% of loans funded are full documentation, prime credit
loans
Features:
At or for the 3 months ended 9/30/12:

Efficiency

New York Community Bancorp, Inc. Page 29
Our efficiency is driven by several factors.
58.80%
65.92%
64.54%
35.99%
40.03%
40.50%
2010 2011 3Q 2012
Efficiency Ratio
NYB SNL U.S. Bank and Thrift Index
Franchise expansion has largely stemmed
from mergers and acquisitions; we
generally do not engage in de novo branch
development.
Multi-family and commercial real estate
lending are both broker-driven, with the
borrower paying fees to the mortgage
brokerage firm.
Products and services are typically
developed by third-party providers and the
sale of these products generates additional
revenues.
40 of our branches are located in-store,
where rental space is less costly, enabling
us to supplement the service provided by
our traditional branches more efficiently.
We acquire our deposits primarily through
earnings-accretive acquisitions rather than
by paying above-market rates.

Growth through Acquisitions

New York Community Bancorp, Inc. Page 31
In the 12 years since our first acquisition, we have
grown from $1.9 billion in assets to $44.1 billion.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 41
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches: 14
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches: 23
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc. (SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches: 20
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
Transaction Type:  Savings Bank Commercial Bank Branch FDIC Deposit

New York Community Bancorp, Inc. Page 32
Our deposit growth has been largely acquisition-
driven.
(in millions)
$12,168 $12,694
Total Deposits:
152 166 Total Branches:
$22,274 $13,236
217
$22,316
276
$10,360
139
$5,472
120
$3,268
86 275
$21,809
276
$24,522
274
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$7,373
$9,091
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,711
$12,936
$171
$455
$720
$906
$1,195
$1,348
$1,768
$1,852
$2,190
$2,495
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11 9/30/12
w/
PFSB,
Doral,
& SYNF
w/
AmTrust
w/ Desert
Hills
w/ Aurora
w/ ABNY
w/ LICB
w/ RSLN
w/ RCBK
w/ HAVN
CAGRs
Total deposits: 17.1%
Core deposits: 20.8%
Demand deposits: 23.4%
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits

(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, and $7.9 billion in the first nine months of 2012.
Acquisitions have provided much of the funding for
the organic growth of our loan portfolio.
(in millions)
$17,029 $19,653
Total Loans:
$6,332 $4,971 Total Originations:
(a)
$29,212
$15,193
$20,363
$4,853
$28,393
$4,280
$10,499
$4,330
$5,405
$1,150
$3,636
$616
$30,323
$16,139
$31,435
$14,114
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736 $16,802
$17,433
$18,475
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$6,856
$7,194
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,244
$1,153
$1,207
$1,037
$1,212
$5,016
$4,298
$3,753
$3,401
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11 9/30/12
After
RCBK
After
HAVN
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert Hills
Held-For-Investment Loans
Multi-Family
CRE
All Other Held-for-Investment Loans
Loans Held for Sale
Covered Loan Portfolio
Multi-family loans: 19.3%
Total loans: 18.4%
CAGRs
Loans Outstanding
After
Aurora
New York Community Bancorp, Inc.

Total Return on Investment

New York Community Bancorp, Inc. Page 35
Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
(a) Bloomberg
SNL U.S. Bank and Thrift Index
NYB
(a)
244%
614%
444%
213% 209%
245%
168%
239%
717%
2,479%
2,885%
2,059%
2,754%
3,843%
2,670%
3,260%
11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 9/30/12
Total Return on Investment
CAGR since IPO:
28.9%
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.

New York Community Bancorp, Inc. Page 36
11/5/12
Visit our web site:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information

New York Community Bancorp, Inc. Page 37
Reconciliations of GAAP and Non-GAAP Financial
Measures
(in thousands, except per share data)
For the Three Months Ended
September 30,
2011 2012
GAAP Earnings $119,750 $128,798
Additional contributions to tangible stockholders’ equity:
Amortization and appreciation of shares held in stock-
related benefit plans 4,139 5,140
Associated tax effects 266 375
Loss on other-than-temporary impairment of securities -- --
Amortization of core deposit intangibles 6,089 4,855
Total additional contributions to tangible stockholders’ equity 10,494 10,370
Cash earnings $130,244 $139,168
Diluted GAAP Earnings per Share $0.27 $0.29
Add back:
Amortization and appreciation of shares held in stock-
related benefit plans 0.01 0.02
Associated tax effects -- --
Loss on other-than-temporary impairment of securities -- --
Amortization of core deposit intangibles 0.02 0.01
Total additions 0.03 0.03
Diluted cash earnings per share $0.30 $0.32
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended September 30, 2011 and September 30, 2012.

New York Community Bancorp, Inc. Page 38
Reconciliations of GAAP and Non-GAAP Financial
Measures
(in thousands, except per share data)
For the Three Months Ended
September 30,
2011 2012
Average stockholders’ equity $5,501,226 $5,557,693
Less:  Average goodwill and core deposit intangibles (2,497,076) (2,476,056)
Average tangible stockholders’ equity $3,004,150 $3,081,637
Average stockholders’ equity $41,261,984 $43,205,076
Less:  Average goodwill and core deposit intangibles (2,497,076) (2,476,056)
Average tangible assets $38,764,908 $40,729,020
Net income $119,750 $128,798
Add back:  Amortization of core deposit intangibles, net of tax 3,653 2,913
Adjusted net income $123,403 $131,711
Cash earnings $130,244 $139,168
Return on average assets 1.16% 1.19%
Cash return on average assets 1.26 1.29
Return on average tangible assets 1.27 1.29
Cash return on average tangible assets 1.34 1.37
Return on average stockholders’ equity 8.71 9.27
Cash return on average stockholders’ equity 9.47 10.02
Return on average tangible stockholders’ equity 16.43 17.10
Cash return on average tangible stockholders’ equity 17.34 18.06
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three months ended September 30, 2011 and September 30, 2012.

New York Community Bancorp, Inc. Page 39
Reconciliations of GAAP and Cash Efficiency Ratios
The following table presents reconciliations of the Company’s GAAP and cash efficiency ratios for the three months ended September 30, 2011 and
September 30, 2012.
For the Three Months Ended September 30,
2011 2012
(dollars in thousands)
GAAP Cash GAAP Cash
Total net interest income and non-interest income $353,036 $353,036 $366,607 $366,607
Operating expenses $146,527 $146,527 $148,466 $148,466
Adjustments:
Amortization and appreciation of shares held in
stock-related benefit plans -- (4,139) -- (5,140)
Adjusted operating expenses $146,527 $142,388 $148,466 $143,326
Efficiency ratio 41.50% 40.33% 40.50% 39.10%

New York Community Bancorp, Inc. Page 40
Reconciliations of GAAP and Non-GAAP Financial
Measures
(dollars in thousands)
December 31,
2011
September, 30,
2012
Total stockholders’ equity $ 5,565,704 $ 5,642,465
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (51,668) (36,734)
Tangible stockholders’ equity $ 3,077,905 $ 3,169,600
Total assets $42,024,302 $44,093,795
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (51,668) (36,734)
Tangible assets $39,536,503 $41,620,930
Stockholders’ equity to total assets 13.24% 12.80%
Tangible stockholders’ equity to tangible assets 7.78% 7.62%
Tangible stockholders’ equity $3,077,905 $ 3,169,600
Accumulated other comprehensive loss, net of tax 71,910 57,674
Adjusted tangible stockholders’ equity $3,149,815 $3,227,274
Tangible assets $39,536,503 $41,620,930
Accumulated other comprehensive loss, net of tax 71,910 57,674
Adjusted tangible assets $39,608,413 $41,678,604
Adjusted tangible stockholders’ equity to adjusted tangible assets 7.95% 7.74%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures at December 31, 2011 and September 30, 2012.

New York Community Bancorp, Inc. Page 41
Reconciliations of GAAP and Non-GAAP Financial
Measures
For the Three Months Ended
(dollars in thousands)
March 31,
2011
June 30,
2011
September 30, December 31,
2011 2011
March 31,
2012
June 30,
2012
September 30,
2012
Average Assets
$40,713,044
$40,853,788 $41,261,984 $41,683,129 $41,775,013 $41,916,854 $43,205,076
Less: Average goodwill and core deposit intangibles
(2,511,349)
(2,503,966) (2,497,076) (2,491,327) (2,486,018) (2,480,921) (2,476,056)
Average tangible assets
$38,201,695
$38,349,822 $38,764,908 $39,191,802 $39,288,995 $39,435,933 $40,729,020
Average Stockholders’ Equity
$ 5,511,970
$ 5,458,017 $ 5,501,226 $ 5,535,114 $ 5,528,296 $ 5,565,581 $ 5,557,693
Less: Average goodwill and core deposit intangibles
(2,511,349)
(2,503,966) (2,497,076) (2,491,327) (2,486,018) (2,480,921) (2,476,056)
Average tangible stockholders’ equity
$ 3,000,621
$ 2,954,051 $ 3,004,150 $ 3,043,787 $ 3,042,278 $ 3,084,660 $ 3,081,637
Net Income
$123,176
$119,459 $119,750 $117,652 $118,253 $131,212 $128,798
Add back: Amortization of core deposit intangibles, net
of tax
4,431
4,286 3,653 3,269 3,095 2,952 2,913
Adjusted net income
$127,607
$123,745 $123,403 $120,921 $121,348 $134,164 $131,711
Return on average assets
1.21%
1.17%
1.16% 1.13%
1.13% 1.25% 1.19%
Return on average tangible assets
1.34
1.29
1.27 1.23
1.24 1.36 1.29
Return on average stockholders’ equity
8.94
8.75
8.71 8.50
8.56 9.43 9.27
Return on average tangible stockholders’ equity
17.01
16.76
16.43 15.89
15.95 17.40 17.10
Average tangible assets and average tangible stockholders’ equity are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures for the three months ended March 31, June 30, September 30, and December 31, 2011,
and March 31, June 30, and September 30, 2012.